UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2011

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)
(631) 537-1000
(Registrant’s telephone number)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01	Entry into a Material Definitive Agreement
     On February 8, 2011, Bridge Bancorp, Inc. (the “Company” or “Bridge”), and its wholly owned subsidiary, The Bridgehampton National Bank (“Bridge Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hamptons State Bank (“Hamptons”), pursuant to which Hamptons will merge with and into Bridge Bank.
     Under the terms of the Merger Agreement, each outstanding share of Hamptons common stock will be converted into the right to receive 0.3434 shares of Company common stock.
     The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Hamptons. The merger is currently expected to be completed in the third quarter of 2011.
     The directors and executive officers of Hamptons have agreed to vote their shares in favor of the approval of the Merger Agreement at the Hamptons’ shareholders meeting to be held to vote on the proposed transaction. If the merger is not consummated under specified circumstances, Hamptons has agreed to pay the Company a termination fee of $275,000, plus expenses. The Merger Agreement also contains usual and customary representations and warranties that Bridge and Hamptons made to each other as of specific dates.
     The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.
Additional Information for Stockholders
     In connection with the proposed merger, Bridge will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Hamptons and a Proxy Statement/Prospectus of Bridge, as well as other relevant documents concerning the proposed transaction. Stockholders of Hamptons are urged to read the Registration Statement and the Proxy Statement/prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Bridge, may be obtained at the SEC’s Internet site (http://www.sec.gov), and is available without charge by directing a request to Bridge Bancorp, Inc., attention Howard H. Nolan, 2200 Montauk Highway, Bridgehampton, New York 11932, (631) 537-1000.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired. Not Applicable.
(b) Pro forma financial information. Not Applicable.
(c) Shell company transactions: Not Applicable.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of February 8, 2011 by and among Bridge Bancorp, Inc., The Bridgehampton National Bank and Hamptons State Bank.

99.1	Press Release dated February 8, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Bancorp, Inc. (Registrant)
/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer

Dated: February 9, 2011